Exhibit 99.1

Cipher Mining Announces Proposed Private Offering of $800 Million of 0.00% Convertible Senior Notes

NEW YORK – September 25, 2025 – Cipher Mining Inc. (NASDAQ:CIFR) (“Cipher” or the “Company”), a leading developer and operator of industrial-scale data centers, today announced its intention to offer, subject to market and other conditions, $800 million aggregate principal amount of 0.00% convertible senior notes due 2031 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Cipher also expects to grant the initial purchasers of the notes a 13-day option to purchase up to an additional $120 million aggregate principal amount of notes.

The final terms of the notes, including the initial conversion rate and certain other terms, will be determined at the time of pricing of the offering. When issued, the notes will be senior, unsecured obligations of Cipher. The notes will not bear regular interest, and the principal amount of the notes will not accrete. The notes will mature on October 1, 2031, unless earlier repurchased, redeemed or converted. Prior to July 1, 2031, the notes will be convertible only upon satisfaction of certain conditions and during certain periods, and thereafter, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Cipher will settle conversions by paying or delivering, as applicable, cash, shares of its common stock, par value $0.001 per share (“common stock”), or a combination of cash and shares of its common stock, at Cipher’s election. Cipher’s ability to elect to settle conversions in whole or in part in shares of common stock will, subject to a limited exception, be subject to receipt of stockholder approval for an increase in the number of Cipher’s authorized shares of common stock or Cipher otherwise increasing the number of shares of Cipher’s common stock available to settle conversions of the notes.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Cipher’s option at any time, and from time to time, on or after October 5, 2028 and on or before the 30th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Cipher’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Cipher to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the applicable repurchase date. In addition, unless Cipher has previously called all outstanding notes for redemption, noteholders may at their option require Cipher to repurchase their notes for cash on October 1, 2029 at a repurchase price equal to the principal amount of the notes to be repurchased, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the repurchase date.

Cipher intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below, and the remainder to finance a portion of the Company’s data center construction at Barber Lake, accelerate the build-out of its high-performance computing (HPC) strategy across its 2.4 GW pipeline, continue to expand its pipeline of development sites and for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, then Cipher intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions.

In connection with the pricing of the notes, Cipher expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or one or more other financial institutions (the “option counterparties”).

The capped call transactions will cover, subject to customary anti-dilution adjustments, the number of shares of Cipher’s common stock that will initially underlie the notes. The capped call transactions are generally expected to reduce the potential dilution to Cipher’s common stock upon any conversion of the notes and/or offset any potential cash payments Cipher is required to make in excess of the principal amount of converted notes, as the case may be with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, Cipher expects the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Cipher’s common stock and/or purchase shares of Cipher’s common stock concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of Cipher’s common stock or the notes at that time.

In addition, Cipher has been advised to expect that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Cipher’s common stock and/or purchasing or selling shares of Cipher’s common stock or other securities of Cipher in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 30 trading day period beginning on the 31st scheduled trading day prior to the maturity date of the notes and (y) following any early conversion of the notes, any repurchase of the notes by Cipher on any fundamental change repurchase date, any optional repurchase date, any redemption date or any other date on which the notes are repurchased by Cipher, in each case if Cipher elects to terminate the corresponding portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of Cipher’s common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

J. Wood Capital Advisors LLC acted as financial advisor to the Company.

About Cipher

Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world’s largest HPC companies.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering of the notes, the initial purchasers’ option to purchase additional notes, the expected amount and intended use of the net proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 filed with the SEC on August 7, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Courtney Knight

Head of Investor Relations at Cipher Mining

courtney.knight@ciphermining.com

Media Contact:

Ryan Dicovitsky

Dukas Linden Public Relations

CipherMining@DLPR.com